UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

SOUTHERN CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-41684	84-3288397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12265 El Camino Real, Suite 210
San Diego, California	92310
(Address of principal executive offices)	(Zip Code)

(844) 265-7622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 2, 2024, the Audit and Risk Committee of the Board of Directors of Southern California Bancorp (the “Company”) appointed RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through April 2, 2024, neither the Company nor anyone acting on its behalf consulted with RSM US LLP regarding any matter or event that would require disclosure under Item 304(a)(2) of Regulation S-K.

As previously reported, on November 17, 2023 Eide Bailly LLP (“Eide Bailly”) notified the Company that Eide Bailly has made a decision to exit the financial institution portion of its SEC audit practice, and therefore would decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The Company will continue to engage Eide Bailly for the review of the Company’s interim financial statements for the quarter ending March 31, 2024.

Item 5.08	Shareholder Director Nominations.

On April 2, 2024, the Board of Directors (the “Board”) of the Company determined that the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”) will be held at 8:30 a.m. Pacific Daylight Time on Tuesday, June 4, 2024, at 12265 El Camino Real, Suite 210, San Diego, California, 92130. The Board also set April 10, 2024 as the record date for determining shareholders entitled to receive notice of, and vote at, the Annual Meeting.

Because the date of the Annual Meeting is more than 30 days prior to the anniversary date of the Company’s 2023 Annual Meeting of Shareholders, the Company is hereby providing notice of the revised deadlines for shareholder proposals via this Form 8-K.

In accordance with the rules of the Securities and Exchange Commission (“SEC”) and the Company’s bylaws, any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be received by the Corporate Secretary at the Company’s principal executive offices at 12265 El Camino Real, Suite 210, San Diego, California, 92130 on or before the close of business on April 14, 2024. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, any shareholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the Annual Meeting, and any shareholder who intends to solicit proxies in support of such shareholder’s director nominees pursuant to the SEC’s “universal proxy” rules under SEC Rule 14a-19, must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on April 14, 2024.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA BANCORP

Date: April 2, 2024	By:	/s/ DAVID I. RAINER
David I. Rainer
Chief Executive Officer